SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2000

                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)



        Cayman Islands                     1-10809              98-0191089
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


Cumberland House, 1 Victoria Street, Hamilton, Bermuda              HM 11
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (441) 292-8515



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ITEM 5.  Other Events.



     Attached hereto as Exhibit 99 is a press release issued by XL Capital Ltd (the "Company") on January 24, 2000 providing supplemental selected quarterly and year to date financial data for 1998 and 1999.



Exhibit           Description

99                Press release dated January 24, 2000



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 28, 2000            XL CAPITAL LTD



                                    By:  /s/ Paul S. Giordano
                                         --------------------------------------
                                         Name:   Paul S. Giordano
                                         Title:  Executive Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX



Exhibit           Description

99                Press Release dated January 24, 2000